Exhibit 99.1

FC Global Realty Inc. Announces Agreement for Up to $15 Million Strategic Investment and Appoints New Institutional Executive Management Team

Enters into Securities Purchase Agreement with Strategic Investor & Appoints Real Estate Executives Vineet Bedi & Matthew Stolzar

New York, NY, January 3, 2018 (Newswire.com) - FC Global Realty Incorporated (NASDAQ and TASE: FCRE), a real estate investment company focused on opportunistic real estate development, announced that the Board of Directors has appointed Mr. Vineet P. Bedi, CFA as President & Chief Executive Officer and Mr. Matthew Stolzar, CFA as Chief Financial Officer & Chief Investment Officer, both effective January 2, 2018.

Suneet Singal, departing Chief Executive Officer and Board member, stated, “FCRE’s goals were to introduce true value-add opportunities to retail investors which historically had been dominated by institutional investors and to bring in institutional partners to support our investment thesis. Vineet Bedi and Matthew Stolzar of KRV Capital ran capital exclusively for one of the largest alternative asset managers in the world. After a deep dive into their investment philosophy and what has worked and not worked for institutional investors in the public markets, I am thrilled that Vineet and Matthew will be leading the charge to fulfill our vision at FC Global Realty as I step down as CEO.”

Dr. Bob Froehlich, Chairman added “today marks an important milestone in the history of FCRE. With the critical pieces of people and funding coming together, we are now at the end of the beginning of our vision of creating a best in class global real estate development company.”

Mr. Bedi stated, “Matthew and I are extremely excited to join FC Global Realty. We have long shared Suneet and the Board of Directors’ vision that long term NAV growth in the public real estate market has been elusive for years. We believe that FCRE is in the early stages of a very compelling transformation, with world-class real estate opportunities, a lean and high quality team of employees and a platform to focus on long-term value creation for shareholders.”

Securities Purchase Agreement

In addition, FCRE entered into a securities purchase agreement with a strategic investor (the “Investor”), under which the Investor may invest up to $15,000,000 in the company in a series of closings, in exchange for which the Investor will receive shares of the company’s newly designated Series B Preferred Stock at a purchase price of $1.00 per share.

On December 22, 2017, FCRE and the Investor completed the first closing under the Purchase Agreement, pursuant to which the Investor provided $1,500,000 to the company in exchange for 1,500,000 shares of Series B Preferred Stock. The proceeds from the first closing will be used for working capital and general corporate purposes. The proceeds from the remaining tranches are expected to be used to fund investment opportunities, some of which may include investments pursuant to the contribution agreement originally dated March 31, 2017 and later amended (the “Contribution Agreement”). The terms of the transactions are described in further detail in a Form 8-K dated December 28, 2017.

New Executive Biographies

Mr. Vineet P. Bedi, age 35, has over 15 years of experience in real estate investing, private equity, capital markets and public securities investing. Mr. Bedi served as the Founder, Managing Partner and Chief Investment Officer of KRV Capital, LP, an alternative asset management firm investing in real estate and hard assets across the capital structure with a focus on liquid and illiquid deep value investment opportunities. Previously, Mr. Bedi served as a Managing Director and Portfolio Manager at Guggenheim Partners where he managed an opportunistic portfolio in the public and private real estate markets. Prior, Mr. Bedi was a Principal and senior investment professional at High Rise Capital Management, LP, a multi-billion dollar opportunity fund investing in the public and private real estate markets.

Mr. Bedi began his career in the investment banking and proprietary trading groups at Bank of America Merrill Lynch and has held senior positions with Carlson Capital, LP, Schonfeld Group Holdings and Booth Park Capital Management, LLC. Mr. Bedi serves as an Adjunct Associate Professor of Finance at the NYU-Stern School of Business. Mr. Bedi is a graduate of the NYU-Stern School of Business and is a CFA® charterholder.

Mr. Matthew Stolzar, age 33, has 11 years of experience in finance, including capital markets, real estate private equity and public securities investing. Mr. Stolzar was most recently Head of Research and a Managing Director at KRV Capital, LP, where he focused on deep value and opportunistic investments. Prior to that, he was Head of Research and a Senior Analyst at Pyrrho Capital Management, a global cross-capital structure event driven investment manager, where he focused on hard asset sectors including real estate, financials, energy and mining. Prior to Pyrrho, Mr. Stolzar was an Investment Professional at Och-Ziff Real Estate, where he analyzed and executed real estate private equity and credit transactions across the residential, commercial and hospitality sectors. Mr. Stolzar began his career as an Investment Banking Analyst at Credit Suisse in the Real Estate Group. Mr. Stolzar received his B.A. with Honors in Economics and a Minor in Mathematics from Stanford University and is a CFA®charterholder.

About FC Global Realty Incorporated

FC Global Realty Incorporated (and its subsidiaries) re-incorporated in Nevada on December 30, 2010, originally formed in Delaware in 1980, is a real estate investment company holding or in the process of acquiring investments in a variety of current and future real estate projects, including residential developments, hotels and resort communities and commercial properties including gas station sites.

Safe Harbor

Some portions of the press release, particularly those describing FC Global’s strategies, operating expense reductions and business plans contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of management for future operations; any statements regarding plans for property development, management and marketing; any statements regarding continued compliance with government regulations, changing legislation or regulatory environments; any statements of expectation or belief and any statements of assumptions underlying any of the foregoing. In addition, there are risks and uncertainties related to our ability to ensure continued business development, regulatory compliance, business performance and/or market growth. These risks, uncertainties and other factors, and the general risks associated with the businesses of the Company described in the reports and other documents filed with the SEC, could cause actual results to differ materially from those referred to, implied or expressed in the forward-looking statements. The Company cautions readers not to rely on these forward-looking statements. All forward-looking statements are based on information currently available to the Company and are qualified in their entirety by this cautionary statement. The Company anticipates that subsequent events and developments will cause its views to change. The information contained in this press release speaks as of the date hereof and the Company has or undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of any proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of FC Global, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Source: FC Global Realty Incorporated

Vineet P. Bedi

Chief Executive Officer

Email: Vineet@fcglobalrealty.com

Phone: 646-512-9459

Source: FC Global Realty Incorporated